EXHIBIT 3.67

ARTICLES OF INCORPORATION

OF

PHILIPPI DEVELOPMENT, INC.

I.	The undersigned agrees to become a corporation by the name of:

PHILIPPI DEVELOPMENT, INC.

II.	The existence of this corporation shall be perpetual.

III.	The purposes for which this corporation is organized shall include the transaction of any or all lawful business for which corporations may be incorporated in the State of West Virginia.

IV.	The principal office of this corporation shall be at Route 12, Box 245, Morgantown, West Virginia 26505. The name and address of the person to whom shall be sent notice or process served upon, or service of which is accepted by, the Secretary of State, is Bruce Sparks, Route 12, Box 245, Morgantown, West Virginia 26505.

V.	The name and address of the sole incorporator is:

David B. Shapiro

P.O. Box 273

Charleston, WV 25321

VI.	The initial Board of Directors of this corporation shall consist of the following two persons:

Name	Address
John J. Faltis	Route 12, Box 245 Morgantown, WV 26505

Bruce Sparks	Route 12, Box 245 Morgantown, WV 26505

The bylaws of this corporation, when adopted by the initial Board of Directors, shall provide for a Board of Directors which may consist of any number of persons provided for in said bylaws, or such number of persons as may be determined from time to time by the shareholders.

VII.	The amount of the total authorized capital stock of this corporation shall be Five Thousand Dollars ($5,000.00), which shall be divided into 500 shares of the par value of Ten Dollars ($10.00) each, and which shall constitute a single class of shares.

VIII.	The shareholders of this corporation shall not have a preemptive right to subscribe for, purchase, or take any part of any unissued or treasury shares issued or to be issued or sold by this corporation, or any securities of this corporation convertible into shares of this corporation issued or to be issued by it, after its incorporation.

The undersigned, for the purpose of forming a corporation under the laws of the State of West Virginia, does

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hereby make and file these Articles of Incorporation, and has accordingly hereunto set his hand this 12th day of May, 1990.

/s/ David B. Shapiro
David B. Shapiro

STATE OF WEST VIRGINIA,

COUNTY OF KANAWHA, to-wit:

I, Deborah L. Rainer, a Notary Public in and for the County and State aforesaid, hereby certify that David B. Shapiro, whose name is signed to the foregoing Articles, bearing date on the 23rd day of May, 1990, this day personally appeared before me in my said county and acknowledged his signature to the same.

Given under my hand and official seal this 23rd day of May, 1990.

/s/ Deborah L. Rainer
Notary Public

My commission expires: April 19, 1993

OFFICIAL SEAL NOTARY PUBLIC STATE OF WEST VIRGINIA DEBORAH L. RAINES Charleston, West Virginia 23301 My Commission Expires April 19, 1993

The foregoing Articles of Incorporation were prepared by the law firm of Spilman, Thomas, Battle & Klostermeyer, P.O. Box 273, Charleston, WV 25321.

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ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

PHILIPPI DEVELOPMENT, INC.

I.	The name of the corporation is PHILIPPI DEVELOPMENT, INC.

II.	Articles of Incorporation of PHILIPPI DEVELOPMENT, Inc. are hereby amended as follows:

A.	Article I of the Articles of Incorporation of PHILIPPI DEVELOPMENT, INC., which currently states:

The undersigned agrees to become a corporation by the name of: PHILIPPI DEVELOPMENT, INC.

is hereby amended to read as follows:

The undersigned agrees to become a corporation by the name of: ANKER WEST VERGINIA MINING COMPANY, INC.

B.	Article IV. of the Articles of Incorporation of PHILIPPI DEVELOPMENT, INC., which currently states:

The principal office of this corporation shall be at Route 12, Box 245, Morgantown, West Virginia 26505. The name and address of the person to whom shall be sent notice or process served upon, or service of which is accepted by, the Secretary of State, is Bruce Sparks, Route 12, Box 245, Morgantown, West Virginia 26505.

is hereby amended to read as follows:

The principal office of this corporation shall be at 2708 Cranberry Square, Morgantown, West Virginia 26505. The name and address of the person to whom shall be sent notice or process served upon, or service of which is accepted by, the Secretary of State, is Bruce Sparks, 2708 Cranberry Square, Morgantown, West Virginia 26505.

III.	The foregoing amendment was adopted by the sole shareholder of the corporation pursuant to an Agreement to Corporate Action dated as of July 31, 1997. The corporation has only one class of stock, the number of shares of which are outstanding and entitled to vote on said amendment is Five Hundred (500); the number of shares voted for said amendment was Five Hundred (500), and the number voted against said amendment was zero (0).

DATED:	July 31, 1997

PHILIPPI DEVELOPMENT, INC. a West Virginia corporation

By:	/s/ Gary D. McCauley

Name:	Gary D. McCauley
Its:	President

By:	/s/ Michael M. Matesic

Name:	Michael M. Matesic
Its:	Secretary

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STATE OF WEST VIRGINIA,

COUNTY OF Barbour, To-wit:

I, Willa Jo Baughman, a Notary Public do hereby certify that on this 31st day of July, 1994, personally appeared before me Gary D. McCauley, who, being by me first duly sworn, declared that he is the President of PHILIPPI DEVELOPMENT, INC., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

My commission expires: April 3, 2003.

/s/ Willa Jo Baughman
Notary Public

[SEAL]

OFFICIAL SEAL NOTARY PUBLIC STATE OF WEST VIRGINIA WILLA JO BAUGHMAN 1 N. Main Street Philippi, West Virginia 26418 My Commission Expires April 3, 2003

The foregoing Articles of Amendment were prepared by the firm of Spilman, Thomas, & Battle, 990 Elmer Prince Drive, Suite 205, P.O. Box 4474, Morgantown, West Virginia, 26504-4474.

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ARTICLES OF MERGER

OF

ANKER WEST VIRGINIA MINING COMPANY, INC.

AND

ADVANTAGE ENERGY CORPORATION

I.	The Plan of Merger of Anker West Virginia Mining Company, Inc., the Surviving Corporation, and Advantage Energy Corporation, the Merging Corporation, is as follows:

PLAN OF MERGER

OF

ANKER WEST VIRGINIA MINING COMPANY, INC.

AND

ADVANTAGE ENERGY CORPORATION

1.	Anker West Virginia Mining Company, Inc. is a corporation organized and existing under the laws of the State of West Virginia.

2.	Advantage Energy Corporation, is a corporation organized and existing under the laws of the State of West Virginia.

3.	Advantage Energy Corporation (the “Merging Corporation”) shall be merged with and into Anker West Virginia Mining Company, Inc. (the “Surviving Corporation”) under and pursuant to the Code of West

Virginia of 1931, as amended, Chapter 31, Article 1, Sections 34 and 117.

4.	The shares of the Merging Corporation shall be surrendered and shall not be converted into shares, obligations or other securities of the Surviving Corporation, or of any other corporation, or, in whole or in part, into cash or other property.

5.	The merger of the Merging Corporation with and into the Surviving Corporation shall be effective at midnight on the date on which the Certificate of Merger is issued by the Secretary of State of West Virginia.

II.	The number of outstanding shares of capital stock of the Surviving Corporation is Five Hundred (500) shares of common stock. The number of outstanding shares of capital stock of the Merging Corporation is Five Hundred (500) shares of common stock.

III.	The number of shares of the Surviving Corporation voted for and against the foregoing Plan of Merger were Five Hundred (500) shares and zero (0) shares, respectively. The number of shares of the Merging Corporation voted for and against the foregoing Plan of Merger were Five Hundred (500) shares and zero (0) shares, respectively.

DATED: August 26, 1997.

ANKER WEST VIRGINIA MINING COMPANY, INC., a West Virginia corporation,

By:	/s/ Richard B. Bolen
Name:	Richard B. Bolen
Its:	President

and

By:	/s/ Michael M. Matesic
Name:	Michael M. Matesic
Its:	Secretary

ADVANTAGE ENERGY CORPORATION, a West Virginia corporation,

By:	/s/ Michael J. Haynes
Name:	Michael J. Haynes
Its:	President

and

By:	/s/ Michael M. Matesic
Name:	Michael M. Matesic
Its:	Secretary

STATE OF WEST VIRGINIA,

COUNTY	OF Raleigh , to-wit:

I, Mary Ann Worley, a Notary Public, do hereby certify that on this 26th day of August, 1997, personally appeared before me Richard B. Bolen, who, being by me first duly sworn, declared that he is the President of Anker West Virginia Mining Company, Inc., a West Virginia corporation, that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

My commission Expires: September 25, 2006

	NOTARY PUBLIC STATE OF WEST VIRGINIA MARY ANN WORLEY	/s/ Mary Ann Worley
[NOTARY SEAL]	105 MORTON AVE. BECKLEY, WV 25801 My Commission Expires Sept. 25,2006	Notary Public

STATE OF WEST VIRGINIA,

COUNTY	OF Raleigh, to-wit:

I, Mary Ann Worley, a Notary Public, do certify that on this 26th day of August, 1997, personally appeared before me Michael J. Haynes, who, being by me first duly sworn, declared that he is the President of Advantage Energy Corporation, a West Virginia corporation, that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

My commission Expires: September 25, 2006.

	NOTARY PUBLIC STATE OF WEST VIRGINIA MARY ANN WORLEY	/s/ Mary Ann Worley
[NOTARY SEAL]	105 MORTON AVE. BECKLEY, WV 25801 My Commission Expires Sept. 25,2006	Notary Public

The foregoing Articles of Merger were prepared by:

Carl H. Cather, III

SPILMAN, THOMAS & BATTLE

990 Elmer Prince Drive – Suite 205

P.O. Box 4474

Morgantown, WV 26504-4474

ARTICLES OF MERGER

OF

ANKER WEST VIRGINIA MINING COMPANY, INC.

AND

PINE VALLEY COAL COMPANY, INC.

I.	The Plan of Merger of Anker West Virginia Mining Company, Inc., the Surviving Corporation, and Pine Valley Coal Company, Inc., the Merging Corporation, is as follows:

PLAN OF MERGER

OF

ANKER WEST VIRGINIA MINING COMPANY, INC.

AND

PINE VALLEY COAL COMPANY, INC.

1.	Anker West Virginia Mining Company, Inc. is a corporation organized and existing under the laws of the State of West Virginia.

2.	Pine Valley Coal Company, Inc., is a corporation organized and existing under the laws of the State of West Virginia.

3.	Pine Valley Coal Company, Inc. (the “Merging Corporation”) shall be merged with and into Anker West Virginia Mining Company, Inc. (the “Surviving Corporation”) under and pursuant to the Code of West Virginia of 1931, as amended, Chapter 31, Article 1, Sections 34 and 117.

4.	The shares of the Merging Corporation shall be surrendered and shall not be converted into shares, obligations or other securities of the

Surviving Corporation, or of any other corporation, or, in whole or in part, into cash or other property.

5.	The merger of the Merging Corporation with and into the Surviving Corporation shall be effective at midnight on the date on which the Certificate of Merger is issued by the Secretary of State of West Virginia.

II.	The number of outstanding shares of capital stock of the Surviving Corporation is Five Hundred (500) shares of common stock. The number of outstanding shares of capital stock of the Merging Corporation is One Thousand (1,000) shares of common stock.

III.	The number of shares of the Surviving Corporation voted for and against the foregoing Plan of Merger were Five Hundred (500) shares and zero (0) shares, respectively. The number of shares of the Merging Corporation voted for and against the foregoing Plan of Merger were One Thousand (1,000) shares and zero (0) shares, respectively.

DATED: August 26, 1997

ANKER WEST VIRGINIA MINING COMPANY, INC., a West Virginia corporation,

By:	/s/ Richard B. Bolen
Name:	Richard B. Bolen
Its:	President

and

By:	/s/ Michael M. Matesic
Name:	Michael M. Matesic
Its:	Secretary

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PINE VALLEY COAL COMPANY, INC., a West Virginia corporation,

By:	/s/ Michael J. Haynes
Name:	Michael J. Haynes
Its:	President

and

By:	/s/ Michael M. Matesic
Name:	Michael M. Matesic
Its:	Secretary

STATE OF WEST VIRGINIA,

COUNTY	OF Raleigh, to-wit:

I, Mary Ann Worley a Notary Public, do certify that on this 26th day of August, 1997, personally appeared before me Richard B. Bolen, who, being by me first duly sworn, declared that he is the President of Anker West Virginia Mining Company, Inc., a West Virginia corporation, that he signed the foregoing document as President of the corporation, and that the statements contained therein are true.

My Commission Expires: September 26, 2006

/s/ Mary Ann Worley
Notary Public

[NOTARY SEAL]	OFFICIAL SEAL NOTARY PUBLIC STATE OF WEST VIRGINIA MARY ANN WORLEY 105 MORTON AVE BECKLEY, WV 25801 My Commission Expires Sept. 26, 2006

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STATE OF WEST VIRGINIA,

COUNTY	OF Raleigh, to-wit:

I, Mary Ann Worley a Notary Public do certify that on this 26th day of August, 1997 personally appeared before me Michael J. Haynes, who, being by me first duly sworn, declared that he is the President of Pine Valley Coal Company, Inc., a West Virginia corporation, that he signed the foregoing document as President of the corporation, and that the statements contained therein are true.

My Commission Expires: September 26, 2006

/s/ Mary Ann Worley
Notary Public

[NOTARY SEAL]	OFFICIAL SEAL NOTARY PUBLIC STATE OF WEST VIRGINIA MARY ANN WORLEY 105 MORTON AVE BECKLEY, WV 25801 My Commission Expires Sept. 26, 2006

The foregoing Articles of Merger were prepared by:

Carl H. Cather, III

SPILMAN, THOMAS & BATTLE

990 Elmer Prince Drive, Suite 205

P.O. Box 4474

Morgantown, WV 26504-4474

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ARTICLES OF MERGER

OF

ANKER WEST VIRGINIA MINING COMPNAY, INC.

AND

SPRUCE FORK COAL COMPANY, INC.

I.	The Plan of Merger of Anker West Virginia Mining Company, Inc., the Surviving Corporation, and Spruce Fork Coal Company, Inc., the Merging Corporation, is as follows:

PLAN OF MERGER

OF

ANKER WEST VIRGINIA MINING COMPNAY, INC.

AND

SPRUCE FORK COAL COMPANY, INC.

1.	Anker West Virginia Mining Company, Inc. is a corporation organized and existing under the laws of the State of West Virginia.

2.	Spruce Fork Coal Company, Inc., is a corporation organized and existing under the laws of the State of West Virginia.

3.	Spruce Fork Coal Company, Inc. (the “Merging Corporation”) shall be merged with and into Anker West Virginia Mining Company, Inc. (the “Surviving Corporation”) under and pursuant to the Code of West Virginia of 1931, as amended, Chapter 31, Article 1, Sections 34 and 117.

4.	The shares of the Merging Corporation shall be surrendered and shall not be converted into shares, obligations or other securities of the

Surviving Corporation, or of any other corporation, or, in whole or in part, into cash or other property.

5.	The merger of the Merging Corporation with and into the Surviving Corporation shall be effective at midnight on the date on which the Certificate of Merger is issued by the Secretary of State of West Virginia.

II.	The number of outstanding shares of capital stock of the Surviving Corporation is Five Hundred (500) shares of common stock. The number of outstanding shares of capital stock of the Merging Corporation is One Hundred (100) shares of common stock.

III.	The number of shares of the Surviving Corporation voted for and against the foregoing Plan of Merger were Five Hundred (500) shares and zero (0) shares, respectively. The number of shares of the Merging Corporation voted for and against the foregoing Plan of Merger were One Hundred (100) shares and zero (0) shares, respectively.

DATED: August 26, 1997

ANKER WEST VIRGINIA MINING COMPANY, INC., a West Virginia corporation,

By:	/s/ Richard B. Bolen
Name:	Richard B. Bolen
Its:	President

and

By:	/s/ Michael M. Matesic
Name:	Michael M. Matesic
Its:	Secretary

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SPRUCE FORK COAL COMPANY, INC., a West Virginia corporation,

By:	/s/ Jeffrey P. Kelley
Name:	Jeffrey P. Kelley
Its:	President

and

By:	/s/ Michael M. Matesic
Name:	Michael M. Matesic
Its:	Secretary

STATE OF WEST VIRGINIA,

COUNTY	OF Raleigh, to-wit:

I, Mary Ann Worley a Notary Public, do hereby certify that on this 26th day of August, 1997, personally appeared before me Richard B. Bolen, who, being by me first duly sworn, declared that he is the President of Anker West Virginia Mining Company, Inc., a West Virginia corporation, that he signed the foregoing document as President of the corporation, and that the statements contained therein are true.

My Commission Expires: September 26, 2006

/s/ Mary Ann Worley
Notary Public

[NOTARY SEAL]	OFFICIAL SEAL NOTARY PUBLIC STATE OF WEST VIRGINIA MARY ANN WORLEY 105 MORTON AVE BECKLEY, WV 25801 My Commission Expires Sept. 26, 2006

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STATE OF WEST VIRGINIA,

COUNTY	OF UPSHUR, to-wit:

I, Edward F. Summerfield a Notary Public, do certify that on this 27 day of August, 1997 personally appeared before me Jeffrey P. Kelley, who, being by me first duly sworn, declared that he is the President of Spruce Fork Coal Company, Inc., a West Virginia corporation, that he signed the foregoing document as President of the corporation, and that the statements contained therein are true.

My Commission Expires: 12-16-2002

/s/ Edward F. Summerfield
Notary Public

[NOTARIAL SEAL]

OFFICIAL SEAL NOTARY PUBLIC STATE OF WEST VIRGINIA EDWARD F. SUMMERFIELD 105 MORTON AVE BECKLEY, WV 26201 My Commission Expires Sept. 25, 2006

The foregoing Articles of Merger were prepared by:

Carl H. Cather, III

SPILMAN, THOMAS & BATTLE

990 Elmer Prince Drive - Suite 205

P.O. Box 4474

Morgantown, WV 26504-4474

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ARTICLE OF MERGER

OF

ANKER WEST VIRGINIA MINING COMPANY, INC.

AND

BECKLEY SMOKELESS LIMITED LIABILITY COMPANY

I.	A Plan of Merger has been approved and signed by Anker West Virginia Mining Company, Inc., the Surviving Entity, and Beckley Smokeless Limited Liability Company, the Merging Entity.

1.	Anker West Virginia Mining Company, Inc. is a corporation organized and existing under the laws of the State of West Virginia.

2.	Beckley Smokeless Limited Liability Company, is a limited liability company organized and existing under the laws of the State of West Virginia. Beckley Smokeless is a manager-managed limited liability company.

II.	The Articles of Organization of Beckley Smokeless Limited Liability Company were filed with the Secretary of State of West Virginia on March 4, 1994.

III.	Anker West Virginia Mining Company, Inc., shall be the surviving entity and the street address of its principal place of business is 2708 Cranberry Square, Morgantown, West Virginia, 26505.

IV.	The effective time and date of the merger shall be 5:00 p.m. on September 2, 1997.

V.	Anker West Virginia Mining Company, Inc., as the surviving entity, hereby agrees that it may be served with process in West Virginia and is subject to liability in any action or proceeding for the enforcement of any liability or obligation of Beckley Smokeless Limited Liability Company previously subject to suit in West Virginia and for the enforcement, as provided in the Code of West Virginia of 1931, as amended, Chapter 31B, of the right of any member of Beckley Smokeless Limited Liability Company to receive payment for its interest.

DATED: August 29, 1997

ANKER WEST VIRGINIA MINING COMPANY, INC., a West Virginia corporation,

By:	/s/ Richard B. Bolen
Name:	Richard B. Bolen
Its:	President

and

By:	/s/ Michael M. Matesic
Name:	Michael M. Matesic
Its:	Secretary

BECKLESS SMOKELESS LIMITED LIABILITY COMPANY, a West Virginia limited liability company,

By:	/s/ Bruce Sparks
Name:	Bruce Sparks
Its:	Manager

STATE OF WEST VIRGINIA,

COUNTY	OF Monongalia, to-wit:

I, Kimberly Lynn Morehead, a Notary Public, do hereby certify that on this 29th day of August, 1997 personally appeared before me Richard B. Bolen, who, being by me first duly sworn, declared that he is the President of Anker West Virginia Mining Company, Inc., a West Virginia corporation, that he signed the foregoing document as President of the corporation, and that the statements contained therein are true.

My Commission Expires: October 9, 2005

/s/ Kimberly Lynn Morehead
Notary Public

[NOTARIAL SEAL]

OFFICIAL SEAL KIMBERLY LYNN MOREHEAD “COMMISSIONER FOR WEST VIRGINIA

STATE OF WEST VIRGINIA,

COUNTY	OF Monongalia, to-wit:

I, Kimberly Lynn Morehead, a Notary Public, do hereby certify that on this 29th day of August, 1997, personally appeared before me Bruce Sparks, who, being by me first duly sworn, declared that he is the Manager of Beckley Smokeless Limited Liability Company, a West Virginia limited liability company, that he signed the foregoing document as Manager of the limited liability company, and that the statements contained therein are true.

My Commission Expires: October 9, 2005.

/s/ Kimberly Lynn Morehead
Notary Public

[NOTARIAL SEAL]

OFFICIAL SEAL KIMBERLY LYNN MOREHEAD “COMMISSIONER FOR WEST VIRGINIA

The foregoing Articles of Merger were prepared by:

F. Thomas Rubenstein

SPILMAN, THOMAS & BATTLE

990 Elmer Prince Drive - Suite 205

P.O. Box 4474

Morgantown, WV 26504-4474

Secretary of State	Corporations Division
State Capitol Bldg.	Tel: (304) 558-8000
1900 Kanawha Blvd. East	Fax: (304) 558-5758
Charleston, WV 25305	Hrs. 8:30-5:00pm

www.wvsos.com	business@wvsos.com

WEST VIRGINIA

ARTICLES OF INCORPORATION

PROFIT AMENDMENT

FEE: $25

File One Original

In accordance with §31D-10-1006 of the Code of West Virginia, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST	The name of the corporation is Anker West Virginia Mining Company, Inc.

SECOND

The following amendment(s) to the Articles of Incorporation were adopted by: (check one of the following statements)

☒ the shareholders of the corporation

☐ the incorporators or board of directors and shareholder approval was not required.

THIRD	The date of the adoption of the amendment(s) was: December 9, 2005

FOURTH	Change of Name information of Text of Amendment Change of name form: Anker West Virginia Mining Company, Inc.

To: Wolf Run Mining Company

Other amendment(s) (attach additional pages to form, if needed)

FIFTH:	Contact name and number of person to reach in case of problem with filing: (optional, however, listing one may help to avoid a return or rejection of filing if there appears to be a problem with the document)

	Name:	Phone:

	/s/ Peter J. Vuljanic	President
	Signature	Capacity in which he/she is signing (example: president, chairman, etc.)

FORM CD-2	issued by the WV Secretary of State	Revised 1/06